UNITED STATES SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K
CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934
Date of Report (Date of earliest event reported): April 14, 2008
INDYMAC BANCORP, INC.
(Exact Name of Registrant as Specified in its Charter)

Delaware (State or Other Jurisdiction of Incorporation)	1-08972 (Commission File Number)	95-3983415 (IRS Employer Identification No.)
888 East Walnut Street, Pasadena, California 91101-7211
(Address of Principal Executive Office)
Registrant’s telephone number, including area code: (800) 669-2300

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
☐     Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐     Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐     Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐     Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01. Other Events
     On April 14, 2008, IndyMac Bancorp, Inc., a Delaware corporation (the “Company”), issued a statement on the cancellation of the Company’s Chief Executive Officer Stock Option. A copy of the statement and the Option Cancellation Agreement is furnished as Exhibit 99.1 and 99.2 hereto, respectively.
Item 9.01. Financial Statements and Exhibits

EXHIBIT
NUMBER	DESCRIPTION

99.1	IndyMac Bancorp, Inc. statement dated April 14, 2008 on the cancellation of the Company’s Chief Executive Officer Stock Option.

99.2	Option Cancellation Agreement entered into as of April 9, 2008 between IndyMac Bancorp, Inc. and Michael W. Perry.

SIGNATURE
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

INDYMAC BANCORP, INC.
By:	/s/ MICHAEL W. PERRY
Michael W. Perry
Chairman of the Board of Directors and Chief Executive Officer

Date: April 9, 2008

EXHIBIT INDEX

EXHIBIT
NUMBER	DESCRIPTION

99.1	IndyMac Bancorp, Inc. statement dated April 14, 2008 on the cancellation of the Company’s Chief Executive Officer Stock Option.

99.2	Option Cancellation Agreement entered into as of April 9, 2008 between IndyMac Bancorp, Inc. and Michael W. Perry.